UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

As previously disclosed, on May 27, 2022, pursuant to a Business Combination Agreement entered into as of December 22, 2021, by and among Quidel Corporation (“Quidel”), Ortho Clinical Diagnostics Holdings plc (“Ortho”), QuidelOrtho Corporation (formerly Coronado Topco, Inc.) (the “Company”), Orca Holdco, Inc., Laguna Merger Sub, Inc., and Orca Holdco 2, Inc., Quidel and Ortho consummated a business combination (the “Combinations”). The Company hereby furnishes a presentation that includes certain unaudited pro forma financial information in connection with the Combinations (the “Presentation”). The pro forma information set forth in the Presentation is based on the historical financial statements of Quidel and Ortho with reclassification adjustments only and do not include pro forma adjustments required under Regulation S-X Article 11 or Accounting Standards Codification (ASC) 805. The information set forth in the Presentation is subject to change and may be amended or updated at any time by the Company through a subsequent Current Report on Form 8-K or another filing with the Securities and Exchange Commission (the “SEC”) or other means, as the Company may determine. The Company also expects to file with the SEC on or before August 15, 2022 the financial information required to be filed within 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed for the closing of the Combinations, and such information could differ materially from the unaudited pro forma financial information set forth in the Presentation.

The Presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available on the Company’s website at ir.quidelortho.com. The Company reserves the right to discontinue the availability of the Presentation on its website at any time.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Presentation by QuidelOrtho Corporation, dated July 7, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022

QUIDELORTHO CORPORATION

By:	/s/ Joseph M. Busky
Name:	Joseph M. Busky
Its:	Chief Financial Officer